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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 29, 2004

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)

             Ohio                       000-23019                  31-1274091
(State of other jurisdiction           (Commission               (IRS Employer
      of incorporation)                File Number)              Identification
                                                                 No.)

                             441 Vine Street, Suite 1200, Cincinnati, OH 45202
                                (Address of principal executive offices)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.                                  Description
-----------                                  -----------
99.1           Earnings release issued by Kendle International Inc. on July 29, 2004.

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2004, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its second quarter ended June 30, 2004, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition to announcing its results of operations in accordance with generally accepted accounting principles (GAAP), the Company's press release also discloses net income for both the three and six months ended June 30, 2004 adjusted for employee severance costs related to a workforce realignment and a gain on the partial early extinguishment of debt. Additionally, the results of operations and net loss for the three and six month periods ended June 30, 2003, presented in accordance with GAAP, are adjusted. These adjustments are for employee severance costs associated with a previous and unrelated workforce realignment plan recorded in the first quarter of 2003, an investment impairment charge and a gain on the partial early extinguishment of debt. The Company's management believes that disclosing the Company's financial results using these non-GAAP financial measures is useful to investors because these non-GAAP financial measures provide investors with a basis for comparing the Company's second quarter 2004 and year to date financial results to its financial results from prior periods. In addition, the Company's management believes that the use of net income (loss) adjusted for the items discussed above provides investors with information that is not otherwise available in, and could not be derived from, the Company's financial statements due to differences in tax effects between jurisdictions in which the charges were incurred. Finally, net income (loss) adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure by which management believes is most used by analysts and investors following the Company.

      The information under this caption, "Item 12 - Results of Operations and Financial Condition" is being furnished in accordance with Securities and Exchange Commission Release No. 33-8216. This information, including information in any related exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Kendle International Inc.

Date: August 2, 2004                                  /s/ Karl Brenkert III
                                                      -------------------------
                                                      Karl Brenkert III
                                                      Senior Vice President -
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                                               Description
--------------                                               -----------
99.1                         Earnings release issued by Kendle International Inc. on July 29, 2004